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                                                                  EXHIBIT 10.105

                          CROSS-INDEMNITY AGREEMENT


        THIS CROSS-INDEMNITY AGREEMENT is made as of the 10th day of February, 1997, by and between SpecTran Corporation (the "Company") and Allen & Company Incorporated (the "Selling Securityholder").

        WHEREAS, the Company has filed a registration statement (Registration No. 333-19449) with the Securities and Exchange Commission (the "Registration Statement") pursuant to which the Company is registering shares of its Common Stock (the "Shares"), including shares underlying certain warrants currently held by the Selling Securityholder, which Shares will be sold pursuant to a firm commitment public offering, and

        WHEREAS, the Company and the Selling Securityholder desire to enter into an appropriate cross-indemnity agreement respecting the registration and sale of the shares;

        NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

        1. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless the Selling Securityholder against any losses, claims, damages or liabilities to which the Selling Securityholder may become subject, under the Securities Act of 1933 (the "Act") or otherwise, specifically including but not limited to losses, claims, damages or liabilities related to negligence on the part of the Selling Securityholder, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any representation, warranty, agreement or covenant of the Company herein contained or any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus or preliminary prospectus relating to the Registration Statement, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and agrees to reimburse the Selling Securityholder for any legal or other expense reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such prospectus or preliminary prospectus, or any such amendment or supplement, in reliance upon and in strict conformity with written information furnished with respect to the Selling Securityholder expressly for use in the Registration Statement, such prospectus or preliminary prospectus or any such amendment or supplement.

        The indemnity agreement in this paragraph 1 shall extend upon the same terms and conditions to, and shall inure to the benefit of each person, if any, who controls the Selling Securityholder within the meaning of the Act. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.






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        2.      INDEMNIFICATION BY THE SELLING SECURITYHOLDER.  The Selling
Securityholder agrees to indemnify and hold harmless the Company to the same extent as the foregoing indemnity from the Company to the Selling Securityholder but only with respect to statements or omissions, if any, made in the Registration Statement, any prospectus or preliminary prospectus contained in the Registration Statement or any amendment or supplement thereto, made in reliance upon, and in strict conformity with, written information furnished with respect to the Selling Securityholder by the Selling Securityholder expressly for use in the Registration Statement, such prospectus or preliminary prospectus or any such amendment or supplement.

        The indemnity agreement in this paragraph 2 shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and director of the Company who has signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act. This indemnity agreement shall be in addition to any liabilities which the Selling Securityholder may otherwise have.

3. INDEMNIFICATION PROCEDURE. Promptly after receipt by an indemnified party under this Agreement of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Agreement, notify the indemnifying party in writing of the commencement thereof but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Agreement (except to the extent that the omissions of such notice causes actual prejudice to the indemnifying party), or otherwise than under this Agreement. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified parties and the indemnifying party and counsel for the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel reasonably satisfactory to the indemnifying party or parties to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Agreement for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel approved by the indemnifying party, representing all the indemnified parties under paragraph 1 or 2 hereof, as the case may be, who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or
(iii) the  indemnifying party has authorized the employment of counsel for the




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indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; provided, however, that such consent shall not be unreasonably withheld.

        4. CONTRIBUTION. In order to provide for just and equitable contribution in any action in which a claim for indemnification is made pursuant to this Agreement but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Agreement provides for indemnification in such case, all the parties hereto shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Selling Securityholder is responsible for the portion represented by the percentage that the gross proceeds to the Selling Securityholder of the securities sold by the Selling Securityholder in the public offering bears to the gross proceeds to the Selling Securityholder and the Company of all of the securities sold in the offering, and the Company is responsible for the remaining portion, provided, however, that (i) the Selling Securityholder shall not be required to contribute any amount in excess of the gross proceeds received by the Selling Securityholder in respect of securities sold by the Selling Securityholder in the offering, and (ii) no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to a contribution from any person who is not guilty of such fraudulent misrepresentation.

        5. ACKNOWLEDGEMENT. The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including without limitation the provisions of this Agreement, and are fully informed regarding such provisions. They further acknowledge that the provisions of the Agreement fairly allocate the risks in light of the ability of the parties to assure that adequate disclosure is made in the Registration Statement and prospectus as required by the Act and the Securities Exchange Act of 1934. The parties are advised that federal or state public policy, as interpreted by the courts in certain jurisdictions, may be contrary to certain of the provisions of this Agreement, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Agreement and further agree not to attempt to assert any such defense.

        6. MISCELLANEOUS.

           (a) NOTICES. All notices and communications hereunder may be mailed or transmitted by any standard form of telecommunications and, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given when delivered to a notice party hereto at the address specified herein or at the address subsequently communicated in writing to the notice parties. Notices sent by facsimile transmission shall be effective when transmitted provided that a written confirmation of receipt is provided. Notices to the Company shall be directed to SpecTran Corporation, 50 Hall Road, Sturbridge, Massachusetts 01566, Attention Raymond E. Jaeger, Chairman, with a copy to Hackmyer &

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Nordlicht, 645 Fifth Avenue, 11th Floor, New York, New York 10022, Attention
Ira S. Nordlicht, Esq. Notices to the Selling Securityholder shall be directed to Allen & Company Incorporated, 711 Fifth Avenue, New York, New York 10022,
Attention: General Counsel. In each case a notice party may change its address for notice hereunder by a written communication to the other notice parties.


           (b) PARTIES. This Agreement shall be binding upon the Selling Securityholder, the Company and their respective successors, legal representatives and assigns. This Agreement shall inure solely to the benefit of the Selling Securityholder, the Company and the controlling persons, directors and officers referred to herein, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claims under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Shares in the offering shall be deemed to be a successor by reason merely of such purchase.

           (c) CONSTRUCTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT GIVING EFFECT TO THE CHOICE OF LAW OR CONFLICT OF LAWS PRINCIPLES.

           (d) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

           (e) ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto in connection with the subject matter hereof and supersede all prior agreements, written or oral, with respect to such subject matter.

           (f) AMENDMENT. This Agreement may not be amended, modified or altered without the written agreement of the Company and the Selling Securityholder.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                                SPECTRAN CORPORATION

                                                By: /s/ R.E. Jaeger
                                                    -------------------------
                                                    Name: R.E. Jaeger
                                                    Title: Chairman

                                                ALLEN & COMPANY INCORPORATED

                                                By: /s/ William F. Leimkuhler
                                                    ---------------------------
                                                    Name: William F. Leimkuhler
                                                    Title: Vice President &
                                                           General Counsel